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                                                                EXHIBIT 10(c)

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2882F


                              CLEVELAND-CLIFFS INC

                             Amendment No. 1 to The
                             ----------------------
                         Cleveland-Cliffs Iron Company
                         -----------------------------
                  Plan for Deferred Payment of Directors' Fees
                  --------------------------------------------

        Cleveland-Cliffs Inc, an Ohio corporation, (the "Company"), which assumed The Cleveland-Cliffs Iron Company Plan for Deferred Payment of Directors' Fees (the "Plan") on July 1, 1985, pursuant to authorization granted at a meeting of the Board of Directors of the Company on January 14, 1992, hereby amends the Plan as set forth below in this Amendment No. 1.

        1.  The Plan is hereby amended by replacing the phrase
"Cleveland-Cliffs Iron Company", in the title of the Plan and in Section 1 of the Plan, with the phrase "Cleveland-Cliffs Inc".

        2. The Plan is hereby amended by replacing the phrase "1460 Union Commerce Bank Building, Cleveland, Ohio 44115" in Section 3 of the Plan, with the phrase "1100 Superior Avenue, Cleveland, Ohio 44114".

        3. The Plan is hereby amended by deleting the last sentence of Section 5 of the Plan and adding in its place the following:
    "No Participant or any other person, including, without limitation, any death beneficiary referred to in Section 12, shall have any right, title or interest of any kind in any such cash or Common Shares. Notwithstanding the foregoing,
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    the Company may create an irrevocable trust to hold the cash and Common
    Shares of the Company credited to Participants under this Plan, provided that any cash and Common Shares and any income earned thereon contained in such trust shall remain subject to claims of the creditors of the Company."

        4. The Plan is hereby amended by adding to the Plan a new Section 8A immediately after Section 8 of the Plan, to read as follows:

    "8A.  Election Period for Conversion of Investment in Common Shares of
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          the company to Cash
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            A Director or former Director who is a Participant in
    this Plan between the dates of February 1, 1992 and March 31, 1992 (the "Conversion Election Period") and who has previously elected that amounts credited to his or her account under this Plan be invested in whole shares of Common Shares of the Company may, during such Conversion Election Period, elect to convert into cash all amounts then invested in whole shares of Common Shares of the Company, regardless of the Payment Commencement Date(s) applicable to the deferred amounts so invested. This conversion election shall be made by filing, no later than March 31, 1992, a written notice, on the Notice of Conversion form attached as Exhibit D to this Plan, with the Secretary of the Company at 1100 Superior Avenue, Cleveland, Ohio 44114. A conversion election properly made
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by a Participant shall be effective March 31, 1992, following which time no amounts credited to the account of such Participant shall be invested or reinvested by the Company in Common Shares of the Company as provided in
Section  4 of this Plan.

        No later than April 15, 1992, the treasurer of
the Company shall convert into cash, through sale or otherwise, all of the common Shares of the Company credited to the accounts of the Participants who have properly made a conversion election under this Section 8A. The accounts of such Participants shall be appropriately adjusted and the cash proceeds (after deduction of taxes or other costs and expenses, if any, paid by the Company because of such sales) shall be credited to the accounts of such Participants. A Participant's Deferred Compensation Account, including such cash proceeds, shall be adjusted in accordance with Section 7 and Section 8 of this Plan, and shall be paid to the Participant as otherwise provided in this Plan and as previously elected by the Participant."

        5.  This amendment shall be effective as of January 14, 1992.

        IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been duly executed and delivered.

                                 CLEVELAND-CLIFFS INC




                                By /s/ R. F. Novak
                                   ---------------

                                Title Vice President
                                      --------------

                                March 9, 1992
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                                                                       Exhibit D


                              NOTICE OF CONVERSION

                              Cleveland-Cliffs Inc

                        Re: Plan for Deferred Payment of
                            Directors' Fees (the "Plan")
                            ----------------------------

1. Pursuant to Section 8A of the Plan, I hereby elect to have all amounts credited to the Deferred Compensation Account in my name under the Plan that are currently invested in shares of Common Shares of the Company converted into the cash equivalent of the value of such Common Shares of the Company, regardless of Payment Commencement Date(s) applicable to the deferred amounts so invested.

2. I understand that all such amounts so converted shall be credited to the Deferred Compensation Account in my name under the Plan as cash (after deduction of taxes or other costs and expenses, if any, paid by the Company because of the sale), shall not be invested or reinvested in shares of Common Shares of the Company pursuant to the provisions of the Plan, and shall be paid to me in accordance with the Election that I previously made with respect to the deferred amounts.

Date ____________________________  Signature ______________________________


                Date Notice of Conversion received by Secretary:



Date ____________________________  Signature ______________________________



2882F